UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Check the appropriate box:

a. ☐ Preliminary Information Statement
b. ☐ Confidential, for Use of the Commission Only (as permitted by Rule l4c-5(d) (2))
c. ☒ Definitive Information Statement

SARA CREEK GOLD CORP.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.
☐Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):$______
(4)	Proposed maximum aggregate value of transaction: $_____________
(5)	Total fee paid: $_____________

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $______________
(2)	Form, Schedule or Registration Statement No.: ______________
(3)	Filing Party:___________________
(4)	Date Filed: _____________

INFORMATION STATEMENT OF

SARA CREEK GOLD CORP.
326 S. Pacific Coast Highway, Suite 102
Redondo Beach, California 90277
(310) 316-3623
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THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
SARA CREEK GOLD CORP.

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WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

The board of directors (“Board of Directors”) of Sara Creek Gold Corp. (the “Company”, “we”, “us” or “our”) is furnishing this information statement (“Information Statement”) to all holders of record of the issued and outstanding shares of our common stock, $0.001 par value (“Common Stock”), as of the close of business on April 18, 2014 (the “Record Date”), in connection with the authorization of the corporate actions described below by the written consent of the Company’s Board of Directors on April 18, 2014, and the subsequent approval of such corporate action by the written consent, dated April 18, 2014, of those stockholders of the Company entitled to vote a majority of the shares of the Company’s voting capital stock outstanding on such date. Stockholders holding in the aggregate 25,591,941, shares of voting stock, or 64.98% of the voting capital stock outstanding on such date, approved the corporate actions described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of these corporate actions before they take effect.

This Information Statement is first being mailed or furnished to the stockholders of the Company on or about August 27, 2014, and the actions described herein shall not become effective until at least 20 days thereafter.

ACTIONS BY BOARD OF
DIRECTORS
AND
CONSENTING STOCKHOLDERS

Action 1: Amendment of Articles of Incorporation to Change the Name of the Company

Our Board of Directors and stockholders holding a majority of the shares of our Common Stock outstanding as of the Record Date have approved the proposed Amendment to our Articles of Incorporation (“AOI Amendment”), a copy of which is attached hereto as Appendix A, to change the name of the Company from “Sara Creek Gold Corp.” to “Hawker Energy, Inc.” (the “Name Change”).  The reasons for, and general effect of, the Name Change is described further in the section titled “Amendment Changing the Company Name to ‘Hawker Energy, Inc.’”.

Action 2: Amendment of Articles of Incorporation to Authorize Preferred Stock

Our Board of Directors and stockholders holding a majority of the shares of our Common Stock outstanding as of the Record Date have approved the proposed AOI Amendment to effectuate an increase in the number of our authorized shares of capital stock (the “Preferred Stock Authorization”) by increasing our authorized capital stock from 750,000,000 total shares, all of which are currently designated as Common Stock, to 800,000,000 total shares, of which 750,000,000 will remain designated as Common Stock and 50,000,000 shall be designated as preferred stock, $0.001 par value (“Preferred Stock”). The reasons for, and general effect of, the Preferred Stock Authorization is described further in the section titled “Amendment Authorizing Preferred Stock”.

Action 3: Approval of 2014 Stock Plan

Our Board of Directors and stockholders holding a majority of the shares of our Common Stock outstanding as of the Record Date have adopted and otherwise approved the Company’s 2014 Stock Plan (the “Stock Plan”), a copy of which is attached hereto as Appendix B.  The reasons for, and general effect of, the Stock Plan is described further in the section titled “Adoption of the Stock Plan”.

Vote Required Under the Nevada Revised Statutes; Ownership of Voting Stock as Of Record Date

Under the Nevada Revised Statutes and the Company’s bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of the AOI Amendment and the adoption of the Stock Plan require the affirmative vote or written consent of a majority of the voting power of the issued and outstanding shares of Common Stock.  On the Record Date, the Company had 39,386,703 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share. On April 18, 2014, our Board of Directors adopted resolutions approving the AOI Amendment and adopting the Stock Plan. On the Record Date, the record holders of 25,591,941 shares of our Common Stock, constituting 64.98% of our issued and outstanding Common Stock, the sole class of our voting securities currently issued and outstanding, consented in writing to the AOI Amendment and the adoption of the Stock Plan. Accordingly, we have obtained all necessary corporate approvals in connection with the AOI Amendment and the adoption of the Stock Plan. We are not seeking written consent from any other stockholder, and our other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.  We will, when permissible following the expiration of the 20 day period mandated by Regulation 14C of the Exchange Act and the provisions of the Nevada Revised Statutes, file the AOI Amendment with the Nevada Secretary of State’s Office and declare the Stock Plan to be effective. The amendments contemplated by the AOI Amendment will become effective upon filing with the Nevada Secretary of State.

General

We will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. We anticipate that this Information Statement will be sent or given on or about August 27, 2014 to the record holders of voting stock as of close of business on the Record Date, and that the AOI Amendment will be filed with the Nevada Secretary of State and that the Stock Plan will become effective no earlier than the 20th day after this Information Statement is sent or given to those holders of voting stock.

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Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the Name Change, the Preferred Stock Authorization or the Stock Plan, passed upon the merits or fairness of the Name Change, the Preferred Stock Authorization or the Stock Plan, or passed upon the adequacy or accuracy of the disclosure in this Information Statement.  Any representation to the contrary is a criminal offense.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 12, 2014, certain information with respect to the beneficial ownership of our capital stock by (i) each of our executive officers, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group.

			Percentage of
		Amount and Nature of	Stock
Name of Beneficial Owner	Title of Class	Beneficial Ownership	Outstanding(1)

Darren Katic(2) 326 S. Pacific Coast Highway, Suite 102 Redondo Beach, CA 90277	Common	9,097,365(3)	21.81%

Oceanside Strategies, Inc. 10 Market Street #688 Camana Bay Grand Cayman KY1-9006	Common	10,800,000	21.27%

Manhattan Holdings, LLC 1800 Washington Blvd Suite 140 Baltimore, MD 21230	Common	7,932,990(5)	18.97%

Ryan Bateman c/o B&C Capital Ltd 19 Fort Street P.O. Box 822 Grand Cayman KY1-1103	Common	5,550,777(6)	13.32%

Gerald Tywoniuk 326 S. Pacific Coast Highway, Suite 102 Redondo Beach, CA 90277	Common	3,094,325(7)	7.43%

Kristian Andresen(8) 10 Market St #328 Camana Bay, GC, Cayman Islands, KY1-9006	Common	1,422,288(9)	3.44%

All Executive Officers and Directors as a Group (2 persons)	Common	10,519,653(10)	25.10%
___________________
(1)
Applicable percentage ownership is based on 41,174,703 shares of Common Stock outstanding as of August 12, 2014. Any securities not outstanding but subject to warrants, options or other rights exercisable as of August 12, 2014, or exercisable within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such warrants, options or other rights, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(2)	Darren Katic serves as President, Chief Executive Officer and Chief Financial Officer and is a member of the Board of Directors.
(3)	The number of shares beneficially owned includes 532,455 shares that Darren Katic may acquire upon the exercise of certain warrants that are currently exercisable in full.
(4)
The number of shares beneficially owned includes (i) 600,000 shares that Oceanside Strategies, Inc. may acquire upon the exercise of certain warrants that are currently exercisable in full, (ii) 6,000,000 shares that Oceanside Strategies, Inc. may acquire upon conversion of notes payable, and (iii) 3,000,000 shares that Oceanside Strategies, Inc. may acquire upon the exercise of certain warrants issuable upon conversion of notes payable.

(5)	The number of shares beneficially owned includes 644,330 shares that Manhattan Holdings, LLC may acquire upon the exercise of certain warrants that are currently exercisable in full.
(6)
The number of shares beneficially owned includes (i) 1,000,000 shares that Ryan Bateman owns indirectly through Glenmore Resources Fund and (ii) 500,000 shares that Ryan Bateman, indirectly through Glenmore Resources Fund, may acquire upon the exercise of certain warrants that are currently exercisable in full.

(7)
The number of shares beneficially owned includes 464,775 shares that Gerald Tywoniuk may acquire upon the exercise of certain warrants that are currently exercisable in full, of which (i) 314,775 were issued by the Company, and (ii) 150,000 were issued by Darren Katic and Charles Moore in connection with the “Hawker Warrants”, as fully described in the Schedule 13D/A, filed with the Securities and Exchange Commission on January 17, 2014 on behalf of Gerald Tywoniuk.

(8)	Kristian Andresen served as Secretary until July 17, 2014, and is a member of the Board of Directors.
(9)
The number of shares beneficially owned includes (i) 75,000 shares that Kristian Andresen may acquire upon the exercise of certain warrants that are currently exercisable in full, (ii) 472,288 shares that Kristian Andresen owns indirectly through Smed Capital Corp., and (iii) 125,000 shares that Kristian Andresen, indirectly through Smed Capital Corp., may acquire upon the exercise of certain warrants that are currently exercisable in full.

(10)
The number of shares beneficially owned includes 732,455 shares that Darren Katic and Kristian Andresen, in the aggregate, may acquire upon the exercise of certain warrants that are currently exercisable in full.

NOTICE TO STOCKHOLDERS OF ACTION
APPROVED BY CONSENTING STOCKHOLDERS

The following actions have been approved by the written consent of the stockholders holding a majority of the issued and outstanding shares of the Company’s voting stock:

AMENDMENT CHANGING THE COMPANY NAME TO “HAWKER ENERGY, INC."

As previously disclosed, on January 1, 2014, the Company became the parent of Hawker Energy, LLC, a California limited liability company (“Hawker LLC”), upon the Company’s acquisition of all of the outstanding membership interests of Hawker LLC.  Hawker LLC is a California-based independent development-stage oil company focused on identifying and evaluating low-risk developmental opportunities in proven oil reserves in existing oil fields.  Also as previously disclosed, on October 25, 2013, the Company became the parent of SCNRG, LLC, a California limited liability company (“SCNRG”), upon the acquisition of all of the outstanding membership interests in SCNRG.  SCNRG is also in the oil production and exploitation business.  The Name Change is intended to reflect the Company’s anticipation that, going forward, its activities will be more closely aligned with the business and operational focus Hawker LLC and SCNRG than it will the historical activities of the Company operating under the name “Sara Creek Gold Corp.” The Name Change will more accurately reflect the Company’s anticipated business operations and is expected to help avoid confusion in connection with the Company’s capital raising and other activities that is caused by the description reflected in the Company’s current name.

AMENDMENT AUTHORIZING PREFERRED STOCK

Purpose and Effect of the Preferred Stock Authorization

The Board of Directors has determined that it is in the Company’s best interest to authorize Preferred Stock. The Board of Directors believes that the Preferred Stock Authorization will provide the Company with greater flexibility by increasing the Company’s authorized capital to allow it to designate and issue shares of Preferred Stock as the Board of Directors deems necessary or advisable.  In pursuing certain future transactions for the purpose of raising equity capital, the Company may significantly benefit by the ability to issue Preferred Stock, as opposed or in addition to Common Stock. Consequently, the Board of Directors has recommended that the Company increase the number of authorized shares of capital stock from 750,000,000 to 800,000,000 shares, of which the additional 50,000,000 shares shall be designated as Preferred Stock that may be issued in one or more series or classes as designated by the Board of Directors, from time to time, without the approval of stockholders.

The Preferred Stock Authorization will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to designate and issue authorized Preferred Stock or other securities convertible into or exercisable or exchangeable for Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by the Company’s Articles of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Any authorized Preferred Stock that are issued in the future may be issued with such rights, preferences and privileges as the Board of Directors may deem necessary or advisable, including, without limitation, rights, preferences and privileges that may be superior to those of Common Stock.

The existence of authorized but unissued Preferred Stock may enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. Among other things, if in the due exercise of its fiduciary obligations, the Board of Directors were to determine that a takeover proposal is not in the best interests of the Company and its stockholders, the Board of Directors could cause shares of Preferred Stock to be designated and issued without further stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group.  The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the authorization of Preferred Stock pursuant to the AOI Amendment is not prompted by any specific effort or takeover threat currently perceived by management.

Description of Common Stock

The holders of outstanding shares of our Common Stock are entitled to receive dividends out of assets legally available at times and in amounts as the board of directors may from time to time determine, subordinate to any preferences that may be granted to the holders of any outstanding class or series of Preferred Stock. Holders of Common Stock are entitled to one vote per share on all matters on which the holders of Common Stock are entitled to vote.

The Common Stock is not entitled to preemptive rights and may not be redeemed or converted. Upon our liquidation, dissolution or winding up, and after payment of all of our debts and liabilities and fulfillment of the rights of any outstanding class or series of Preferred Stock that may have priority to distributed assets, the assets legally available for distribution to our stockholders will be divided among the holders of the Common Stock in proportion to the number of shares of Common Stock held by them.

ADOPTION OF THE STOCK PLAN

Purpose and Effect of the Stock Plan

The Board of Directors has determined that it is in the Company’s best interest to adopt the Stock Plan in order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants and to promote the success of the Company’s business. Equity incentives granted under the Stock Plan may be incentive stock options or nonstatutory stock options, as determined by the administrator of the Stock Plan at the time of grant. Stock purchase rights and restricted stock may also be granted under the Stock Plan.

Subject to any adjustments made pursuant to and in accordance with the Stock Plan, the maximum aggregate number of capital stock that may be subject to and sold under the Stock Plan is an amount equal to fifteen-percent (15%) of the Common Stock from time to time outstanding (provided, however, that such amount shall not be reduced as a result of any redemptions or other repurchases of Common Stock by the Company). If certain equity incentives thereunder expire or become unexercisable without having been exercised in full, the unexercised or unpurchased shares that were subject thereto shall become available for future grant or sale under the Stock Plan. However, Common Stock that has actually been issued under the Stock Plan, upon exercise of either an option or stock purchase right, will not be returned to the Stock Plan and will not become available for future distribution under the Stock Plan, except that if shares of restricted stock are repurchased by the Company at their original purchase price, such shares shall become available for future grant under the Stock Plan.

Description of the Effect of Certain Events on the Stock Plan and Awards Made Thereunder

If any dividend or other distribution (whether in the form of cash, capital stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of capital stock or other securities of the Company, or other change in the corporate structure of the Company affecting the shares subject to the Stock Plan occurs, the administrator of the Stock Plan, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Stock Plan, may (in its sole discretion) adjust the number and class of shares that may be delivered under the Stock Plan and/or the number, class, and price of shares covered by each outstanding option or stock purchase right; provided, however, that the administrator may make adjustments to the extent required by applicable law.

In the event of a proposed dissolution or liquidation of the Company, the administrator will notify each optionee under the Stock Plan as soon as practicable prior to the effective date of the proposed transaction. To the extent it has not been previously exercised, an option or stock purchase right will terminate immediately prior to the consummation of such proposed action.

In the event of a “Change in Control” (as defined in the Stock Plan) that leads to the termination, for certain express reasons and during the 12-month period following the Change in Control, of certain Stock Plan award recipients that provide services to the Company, each outstanding option and stock purchase right shall immediately vest and such award recipient will have the right to exercise the option or stock purchase right in full, including with respect to shares as to which would not otherwise be vested or exercisable. Additionally, in the event of a Change in Control, the administrator may in its discretion and upon at least ten days’ advance notice to the affected persons, cancel any outstanding options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such options based upon the price per share received or to be received by other stockholders of the Company in the Change in Control event. The obligations of the Company under the Stock Plan will be binding upon any successor organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor organization succeeding to all or substantially all of the assets and business of the Company.

Administration of the Stock Plan

The Stock Plan will be administered by the Board of Directors or by a committee appointed by the Board of Directors. The administrator has the authority, in its discretion, to make decisions effecting the Stock Plan and the grants made thereunder, including, without limitation, with respect to the fair market value of any equity incentive, to determine eligibility criteria and requirements, to approve the forms of agreements used in connection with the Stock Plan and to determine the exercise price, the vesting schedule and any other terms and conditions of any award made thereunder, in each case, subject to the terms of the Stock Plan and applicable law.

The foregoing description of the Stock Plan is qualified in its entirety by reference to the complete text of the Stock Plan, a copy of which is attached hereto as Appendix B.

INFORMATION RELATED TO ALL ACTIONS

Interest of Certain Persons in Matters to be Acted Upon

Except as otherwise disclosed in this Information Statement, none of our officers or directors, nor any of their associates, has a substantial interest, direct or indirect, by security holdings or otherwise, in either the Name Change, the Preferred Stock Authorization or the Stock Plan.

Approval of Board of Directors

On April 18, 2014, our Board of Directors adopted resolutions authorizing and approving the amendments contemplated by the AOI Amendment and adopting the Stock Plan. The Board of Directors directed management to submit the amendments contemplated by the AOI Amendment and the adoption of the Stock Plan to our stockholders for approval. The Board of Directors reserves the right to abandon the AOI Amendment and the Stock Plan at any time prior to the Effective Time (as defined below).

Approval of Stockholders and Information About the Majority Group

Under the Nevada Revised Statutes and our bylaws, our stockholders may approve the AOI Amendment and adopt the Stock Plan without a meeting, without prior notice and without a vote if a written consent to the AOI Amendment and the Stock Plan is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on the action were present and voted (here, a majority of the outstanding shares of Common Stock).

On the Record Date, we had approximately 80 stockholders of record holding an aggregate of 39,386,703 shares of Common Stock. Of those shares, approximately 64.98%, or 25,591,941 shares, were controlled by the Majority Group (as defined below). Each holder of Common Stock is entitled to one vote per share owned as of the Record Date. The proposed actions to implement the AOI Amendment and to adopt the Stock Plan require the affirmative vote or written consent of the holders of a majority of the outstanding shares of our Common Stock as of the Record Date (such holders, the “Majority Group”). The Majority Group, which holds a majority of our voting stock, approved the AOI Amendment and adopted the Stock Plan by written consent effective as of April 18, 2014. Accordingly, no other stockholder approval is required and is not being solicited in connection with the AOI Amendment or the Stock Plan.

Information about the Majority Group that consented to the AOI Amendment and adopted the Stock Plan and the number of shares of voting stock owned as of the Record Date and included in the written consent approving the AOI Amendment and the Stock Plan is as follows:

Name of Stockholder	Number of Shares of Voting Stock
Darren Katic	8,564,910
Manhattan Holdings, LLC	7,288,660
Ryan Bateman	3,386,533
Gerald Tywoniuk	2,629,550
Charles Moore	1,500,000
Glenmore Resources Fund	1,000,000
Kristian Andresen	750,000
Smed Capital Corp.	472,288

TOTAL:	25,591,941

Estimated Effective Time

We anticipate that the AOI Amendment will be filed with the Nevada Secretary of State (thereby effectuating the Name Change and the Preferred Stock Authorization), and that the Stock Plan will be deemed in effect, in each case, on or about September 16, 2014 (“Effective Time”). However, in no event will either the Name Change, the Preferred Stock Authorization or the Stock Plan be effective or consummated earlier than the 20th day after this Information Statement is sent or given to those persons or entities that held voting stock as of the Record Date.

Dissenters’ Rights of Appraisal

Under Nevada law, holders of our Common Stock are not entitled to dissenters rights of appraisal with respect to the proposed amendment to our Articles of Incorporation and the adoption of the AOI Amendment or with respect to the Stock Plan.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (“SEC”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and Information Statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

APPENDIX A

Certificate of Amendment

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NIRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SARA CREEK GOLD CORP.

2. The articles have been amended as follows: (provide article numbers, if available)

1. The Articles of Incorporation of the corporation are hereby amended by striking out Article One [Name] in its entirety and by substituting the following new Article One [Name] in lieu thereof:

The name of the corporation is: HAWKER ENERGY, INC.

2. The Articles of Incorporation of the corporation are hereby amended by striking out Article Four [Capital Stock] in its entirety and by substituting the following new Article Four [Capital Stock] in lieu thereof:

[Text of Amendment Continued on Exhibit A]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:             64.98%

4. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)

5. Signature:  (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 11-27-13

A-1

EXHIBIT A
TO
CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
SARA CREEK GOLD CORP.

ARTICLE FOUR.  [CAPITAL STOCK]

I.
Authorized Capital.  The corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of capital stock the corporation is authorized to issue is Eight Hundred Million (800,000,000) shares.  Seven Hundred Fifty Million (750,000,000) shares shall be Common Stock, $0.001 par value per share, and Fifty Million (50,000,000) shares shall be Preferred Stock, $0.001 par value per share.

II.
Preferred Stock. The Board of Directors is hereby expressly authorized, by unissued shares of Preferred Stock, for the issuance of serial Preferred Stock. Before any shares of any such series are issued, the Board of Directors shall fix and state, and hereby is expressly empowered to fix, by resolution or resolutions, the classes, series and the number of each class or series of Preferred Stock and if more than one class or series of Preferred Stock is authorized by the Board of Directors, the Board of Directors shall fix the voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of Preferred Stock.

The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of Preferred Stock, if any, may differ from those of any and all other class or series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be accrued. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors may decrease the number of shares of Preferred Stock designated for any existing class or series by a resolution, subtracting from such class or series unissued shares of the Preferred Stock designated for such class or series, but not issued, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

III.
Rights.  The holders of shares of capital stock of the corporation shall not be entitled to preemptive or preferential rights to subscribe to any unissued stock or any other securities which the corporation may now or hereafter be authorized to issue.

IV.
Consideration.  The corporation’s capital stock may be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

V.	Cumulative Voting. The stockholders shall not possess cumulative voting rights for the purpose of electing a Board of Directors.

A-2

APPENDIX B

SARA CREEK GOLD CORP.

2014 STOCK PLAN

1.             Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2.             Definitions. As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4.

(b)           “Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(c)           “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(d)           “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

(e)           “Board” means the Board of Directors of the Company.

(f)           “Cause” means:

(i)           With respect to any Employee or Consultant: (A) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (B) If no such agreement exists, or if such agreement does not define Cause: (1) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (2) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (3) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (4) material violation of state or federal securities laws.

(ii)           With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(A) malfeasance in office; (B) gross misconduct or neglect; (C) false or fraudulent misrepresentation inducing the Director’s appointment; (D) willful conversion of corporate funds; or(E) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Administrator, in its absolute discretion shall determine the effect of all matters and questions relating to whether a Service Provider has been discharged for Cause.

(g)           “Change in Control” means the occurrence of any of the following events:

(i)           Any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)           The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)           The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(h)           “Code” means the Internal Revenue Code of 1986, as amended.

(i)           “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4.

(j)           “Common Stock” means the Common Stock of the Company.

(k)           “Company” means Sara Creek Gold Corp., a Nevada corporation.

(l)           “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to that entity.

(m)           “Continuous Service” means that the Service Provider’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Service Provider’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Service Provider renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Service Provider’s Continuous Service; provided further that if any Option or Stock Purchase Right is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

(n)           “Covered Employee” has the same meaning as set forth in Section 162(m)(3) of the Code, as interpreted by Internal Revenue Service Notice 2007-49.

(o)           “Director” means a member of the Board.

(p)           “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)           “Disqualifying Disposition” has the meaning set forth in Section 20.

(r)           “Employee” means any person, including officers, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t)           “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)           If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by OTCQB or other recognized marketplace or securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(u)           “Good Reason” means, with respect to an Employee, (i) if the Employee is a party to an employment agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or (ii) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Employee’s express written consent, which circumstances are not remedied by the Company within 30 days of its receipt of a written notice from the Employee describing the applicable circumstances (which notice must be provided by the Employee within 90 days of the Employee’s knowledge of the applicable circumstances): (A) any material, adverse change in the Employee’s duties, responsibilities, authority, title, status or reporting structure; (B) a material reduction in the Employee’s base salary or bonus opportunity; or (iii) a geographical relocation of the Employee’s principal office location by more than 100 miles.

(v)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w)          “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(x)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(y)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)           “Option” means a stock option granted pursuant to the Plan.

(aa)         “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(bb)         “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(cc)         “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(dd)         “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3) or any successor to such statute and regulation.

(ee)          “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff)           “Plan” means this 2014 Stock Plan.

(gg)         “Restricted Stock” means Shares issued pursuant to a Stock Purchase Right or Shares of restricted stock issued pursuant to an Option.

(hh)         “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to Shares purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the notice of grant.

(ii)           “Securities Act means the Securities Act of 1933, as amended.

(jj)           “Service Provider” means an Employee, Director or Consultant.

(kk)         “Share” means a share of the Common Stock, as adjusted in accordance with Section 14.

(ll)           “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 12.

(mm)       “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.             Stock Subject to the Plan. Subject to the provisions of Section 14, the maximum aggregate number of Shares that may be subject to and sold under the Plan shall be an amount equal to fifteen percent (15%) of the Company’s Common Stock from time to time outstanding (provided, however, that such amount shall not be reduced as a result of any redemptions or other repurchases of Common Stock by the Company). If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unexercised or unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.             Administration of the Plan.

(a)           Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)           Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to the Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion to:

(i)           determine the Fair Market Value;

(ii)          select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)         to determine the number of Shares to be covered by each such Option or Stock Purchase Right granted hereunder;

(iv)         approve forms of agreement for use under the Plan;

(v)          determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, determines;

(vi)           prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(vii)           allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(viii)           construe and interpret the terms of the Plan and Options granted pursuant to the Plan.

(c)           Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

(d)           Committee Composition. Except as otherwise determined by the Board or at times when there are not at least two Non-Employee Directors serving on the Board, the Committee shall consist of two or more Non-Employee Directors who are also Outside Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 under the Exchange Act and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to Options or Stock Purchase Rights to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors who are also Outside Directors. Within the scope of such authority, the Board or the Committee may (a) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Options or Stock Purchase Rights to eligible persons who are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Options or Stock Purchase Rights or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (b) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Options or Stock Purchase Rights to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Option or Stock Purchase Right is not validly granted under the Plan in the event Options or Stock Purchase Rights are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors who are also Outside Directors.

(e)           Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5.             Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.             Option Agreement. Each Option granted under the Plan shall be evidenced by an Option Agreement. Each Option so granted will be subject to the terms of the Plan and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Option Agreement. Notwithstanding the foregoing, the Company shall have no liability to any Service Provider or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

7.             Limitations.

(a)           Incentive Stock Option Limit. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding the designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, those Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 7(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to the Shares is granted.

(b)           At-Will Employment. Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate the relationship at any time, with or without Cause, and with or without notice.

8.            Term of Plan. Subject to shareholder approval in accordance with Section 23, the Plan shall become effective upon its adoption by the Board. Unless sooner terminated under Section 16, it shall continue in effect for a term of ten years from the later of (i) the effective date of the Plan, or (ii) the earlier of the most recent board or shareholder approval of an increase in the number of Shares reserved for issuance under the Plan.

9.             Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant or such shorter term as may be provided in the Option Agreement.

10.           Option Exercise Price and Consideration.

(a)           Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)           In the case of an Incentive Stock Option:

(A)           granted to an Employee who, at the time of grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)           granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(iii)           Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth above if the Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, and a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth above if the Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

(b)           Forms of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration  may consist of, without limitation, (1) cash, (2) check, (3) promissory note, (4) other Shares, provided Shares acquired directly from the Company (x) have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded, an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any award under this Plan.

11.           Exercise of Option.

(a)           Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share. Except in the case of Options granted to officers, Directors and Consultants, An Option shall be deemed exercised when the Company receives (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) the Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, the Optionee may exercise his or her Option within the time ending on the earlier of (i) the date three months following the termination of the Optionee’s Continuous Service or (ii) such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement), except as provided in Section 19. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

(c)           Extension of Termination Date. An Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 9 or (b) the expiration of a period after termination of the Service Provider’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

(d)           Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within six months of termination, or such longer period of time as specified in the Option Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)           Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within six months following Optionee’s death, or such longer period of time as specified in the Option Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s designated beneficiary, provided the beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then the Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by the Option shall revert to the Plan.

(f)           Leaves of Absence.

(i)           Unless the Administrator provides otherwise, vesting of Options granted hereunder to officers and Directors shall be suspended during any unpaid leave of absence.

(ii)           A Service Provider shall not cease to be an Employee in the case of (A) any leave of absence approved by the Company or (B) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(iii)           For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of the leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

12.           Stock Purchase Rights.

(a)           Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept the offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b)           Repurchase Option. The Restricted Stock Purchase Agreement may, if elected by the Administrator, grant the Company a repurchase option exercisable within 90 days of the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(c)           Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)           Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14.

13.           Limited Transferability of Options and Stock Purchase Rights. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. A Nonstatutory Stock Option may, in the sole discretion of the Administrator, be transferable to a Permitted Transferee, upon written approval by the Administrator to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the NonNonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

14.           Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)           Adjustments. If any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Option or Stock Purchase Right; provided, however, that the Administrator shall make the adjustments to the extent required by Section 25102(o) of the California Corporations Code.

(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of the proposed transaction. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Change in Control. In the event of a Change in Control that leads to a Service Provider’s termination of Continuous Service without Cause or for Good Reason during the 12-month period following a Change in Control, each outstanding Option and Stock Purchase Right shall fully vest and the Optionee shall have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. In the event of a Change in Control, the Administrator shall notify the Optionee in writing or electronically that each outstanding Option or Stock Purchase Right shall be fully exercisable for a period of 15 days from the date of the notice, and the Option or Stock Purchase Right shall terminate upon expiration of that period. Additionally, in the event of a Change in Control, the Administrator may in its discretion and upon at least ten days’ advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share received or to be received by other shareholders of the Company in the Change in Control event. The obligations of the Company under the Plan shall be binding upon any successor organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor organization succeeding to all or substantially all of the assets and business of the Company.

15.           Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such later date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of the grant.

16.           Amendment and Termination of the Plan.

(a)           Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of termination.

17.           Conditions Upon Issuance of Shares.

(a)           Securities Law Compliance. Each Option and Stock Purchase Right shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Service Provider has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options or Stock Purchase Rights and to issue and sell shares of Common Stock upon exercise of the Options or Stock Purchase Rights; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or Stock Purchase Right or any Common Stock issued or issuable pursuant to any such Option or Stock Purchase Right. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Option or Stock Purchase Right unless and until such authority is obtained.

(b)           Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising the Option to represent and warrant at the time of any exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

18.           Withholding Obligations. To the extent provided by the terms of an Option or Stock Purchase Right and subject to the discretion of the Administrator, the Service Provider may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Option or Stock Purchase Right by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Service Provider by the Company) or by a combination of such means: (a) tendering cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Service Provider as a result of the exercise or acquisition of Common Stock under the Option or Stock Purchase Right, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

19.           Forfeiture Events. The Administrator may specify in an Option Agreement that the Optionee’s rights, payments and benefits with respect to the Option shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Option.  Such events may include, without limitation, breach non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Option Agreement or otherwise applicable to the Optionee, a termination of the Optionee’s role as a Service Provider for Cause, or other conduct by the Optionee that is detrimental to the Company.

20.           Disqualifying Dispositions. Any Service Provider who makes a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the date of grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

21.           Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

22.           Use of Proceeds from Shares. Proceeds from the sale of Shares pursuant to Options, or upon exercise thereof, or Stock Purchase rights shall constitute general funds of the Company.

23.           Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within 12 months after the date the Plan is adopted. Shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

24.           Information to Optionees. The Company shall provide copies of annual financial statements to (i) each Optionee during the period the Optionee has one or more outstanding vested Options or Stock Purchase Rights covering Shares no longer subject to the Company’s Repurchase Option and (ii) each individual who acquires Shares pursuant to the Plan during the period the individual owns the Shares.  Financial statements that are publicly available through the Securities and Exchange Commission’s EDGAR filing system shall be deemed provided to each Optionee for purposes of this Section.

25.           Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Service Provider’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Service Provider under Section 409A of the Code and neither the Company nor the Administrator will have any liability to any Service Provider for such tax or penalty.

26.           Section 162(m). To the extent the Administrator issues any Option or Stock Purchase Right that is intended to be exempt from the deduction limitation of Section 162(m) of the Code, the Administrator may, without shareholder or grantee approval, amend the Plan or the relevant Option or Stock Purchase Right retroactively or prospectively to the extent it determines necessary in order to comply with any subsequent clarification of Section 162(m) of the Code required to preserve the Company’s federal income tax deduction for compensation paid pursuant to any such Option or Stock Purchase Right.

27.           Choice of Law. The law of the State of California shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state’s conflict of law rules.

As adopted by the Board of Directors of Sara Creek Gold Corp. on [DATE].

As approved by the shareholders of Sara Creek Gold Corp. on [DATE].